UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 27, 2019

INSPIRED ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36689	47-1025534
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

250 West 57th Street, Suite 2223 New York, New York	10107
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 565-3861

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	INSE	The NASDAQ Stock Market LLC
Preferred Stock Purchase Rights		The NASDAQ Stock Market LLC

EXPLANATORY NOTE

This Amendment No. 1 to Form 8-K (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K filed by Inspired Entertainment, Inc. (the “Company”) on October 2, 2019 (the “Original Form 8-K”).  The Original Form 8-K reported that, on October 1, 2019, Inspired Gaming (UK) Limited (the “Buyer”), an indirect wholly-owned subsidiary of the Company, had completed its acquisition (the “Acquisition”) from Novomatic UK Ltd. (the “Seller”) of (i) all of the outstanding equity interests of each of (a) Astra Games Ltd. (“Astra”), (b) Bell-Fruit Group Limited, (c) Gamestec Leisure Limited, (d) Harlequin Gaming Limited and (e) Playnation Limited and (ii) 60% of the outstanding equity interests of Innov8 Gaming Limited (“Innov8”, and the entities described in clauses (i) and (ii), together with certain of their subsidiaries, the “Gaming Technology Group”). As reported in the Original Form 8-K, prior to the closing of the Acquisition, Astra transferred to Novomatic Gaming UK Limited, a wholly-owned subsidiary of the Seller, assets to the extent related to Astra’s casino operations (the “Casino Operations”).

The Company is filing this Form 8-K/A solely to make the disclosures contained in Item 7.01 herein and to amend and supplement Item 9.01 of the Original Form 8-K to provide the required financial statements and pro forma financial information. This Form 8-K/A does not otherwise update, modify or amend the Original Form 8-K and should be read in conjunction with the Original Form 8-K.

Item 7.01	Regulation FD Disclosure.

The Company is providing pro forma Adjusted EBITDA information in Exhibit 99.1, which is incorporated herein by reference.

Adjusted EBITDA is a financial measure not derived in accordance with generally accepted accounting principles (“GAAP”). Adjusted EBITDA means earnings before interest expense, provision for income taxes and depreciation and amortization, as adjusted to remove the effects of impairment, exception items, startup studio losses, the carve out of the Casino Operations and pass-through margin. A reconciliation of Adjusted EBITDA to the most comparable GAAP financial measure is included within Exhibit 99.1.

Adjusted EBITDA may not be comparable to similarly titled measures reported by other companies. This non-GAAP financial measure should be considered in addition to, and not in isolation from, as a substitute for or superior to, net income/loss prepared in accordance with GAAP.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of the Gaming Technology Group as of and for the fiscal year ended December 31, 2018, which include the Casino Operations, and the notes related thereto and the Independent Auditor’s Report are attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited condensed combined financial statements of the Gaming Technology Group as of and for the nine months ended September 30, 2019 and the corresponding period of 2018, which include, in each case, the Casino Operations, and the notes related thereto are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and the Gaming Technology Group as of and for the nine months ended September 30, 2019 and the year ended December 31, 2018 and the notes related thereto are attached hereto as Exhibit 99.4 and incorporated herein by reference. Such unaudited pro forma information does not include the Casino Operations. The unaudited pro forma condensed combined financial information has been prepared based on the Company’s statements of operations and comprehensive income/(loss) for the fiscal year ended September 30, 2018, as presented in the Company’s Form 10-K filed on December 10, 2018 and subsequently amended on January 28, 2019, as adjusted using the three-month transition period ended December 31, 2018 and comparative period for 2017, as presented in the Company’s Form 10-Q filed on February 11, 2019.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Deloitte LLP, independent auditor of the entities constituting the Gaming Technology Group

99.1	Reconciliation of Non-GAAP Financial Measures

99.2	Audited combined financial statements of the Gaming Technology Group as of and for the fiscal year ended December 31, 2018

99.3	Unaudited condensed combined financial statements of the Gaming Technology Group as of and for the nine months ended September 30, 2019 and 2018

99.4	Unaudited pro forma condensed combined financial information of the Company and the Gaming Technology Group as of and for the nine months ended September 30, 2019 and the year ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 18, 2019

INSPIRED ENTERTAINMENT, INC.

By:	/s/ Stewart F.B. Baker
	Name:	Stewart F.B. Baker
	Title:	Chief Financial Officer

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